UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 24, 2014
(Date of Report/Date of earliest event reported)
SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
WISCONSIN	1-7626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF FISCAL YEAR.

On July 24, 2014, the Board of Directors (the “Board”) of Sensient Technologies Corporation (the “Company”) amended Sections 2.2 and 3.9 of the Company’s By-Laws, effective immediately, to clarify the advance notice requirements related to shareholder proposals for business at a meeting of the Company’s shareholders and shareholder nominations for the election of directors. Specifically, the amendments to Sections 2.2 and 3.9 included:

1.	changing the time periods for shareholder proposals and nominations to provide for a 30 day submission window ending 90 days before the date of the Company’s annual meeting of shareholders,

2.	adding additional supporting information to be provided by and related to the nominating shareholder or beneficial owner and/or their nominee(s), and

3.	adding clarifying language related to Rule 14a-8 under the Securities Exchange Act of 1934.

The By-Laws, as amended, were promptly posted on the Company’s website, www.sensient.com.

The foregoing description of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated By-Laws of Sensient Technologies Corporation as amended as of July 24, 2014, which is filed as Exhibit 3.2 to this Current Report on Form 8-K.

ITEM 5.05	AMENDMENT TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

On July 24, 2014, the Board approved certain amendments the Company’s Code of Conduct for its officers, directors and U.S. employees, Standards of Conduct for its international employees, Code of Ethics for Senior Financial Officers and Procedures for Reporting Complaints or Concerns Regarding Accounting, Auditing and Other Compliance Matters, effective immediately. Specifically, the amendments included:

1.	combining the existing Code of Conduct, Standards of Conduct, Code of Ethics for Senior Financial Officers and Procedures for Reporting Complaints or Concerns Regarding Accounting, Auditing and Other Compliance Matters into a single, comprehensive Code of Conduct for all Company officers, directors and employees, and

2.	adding a new Corporate Confidential Information Policy.

The foregoing summary of the amendments to the Company’s Code of Conduct, Standards of Conduct, Code of Ethics for Senior Financial Officers and Procedures for Reporting Complaints or Concerns Regarding Accounting, Auditing and Other Compliance Matters is subject to and qualified in its entirety by reference to the full text of the Company’s Code of Conduct, as amended. The Company’s Code of Conduct, as amended, was promptly posted on the Company’s website, www.sensient.com.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit 3.2	Sensient Technologies Corporation Amended and Restated By-Laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION (Registrant)

By:	/s/ John L. Hammond
Name:	John L. Hammond
Title:	Senior Vice President, General Counsel and Secretary
Date:	July 28, 2014

EXHIBIT INDEX

Exhibit 3.2	Sensient Technologies Corporation Amended and Restated By-Laws